Summary Prospectus	May 10, 2013

MIDAS SERIES TRUST
MIDAS MAGIC
Symbol: MISEX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://midasfunds.com/midas-funds-prospectus.html.  You can also get this information at no cost by calling 1-800-400-MIDAS (6432) or by sending an e-mail request to info@midasfunds.com, or from your financial intermediary.  The Fund’s prospectus and statement of additional information, both dated April 30, 2013, are incorporated herein by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.97%
Distribution and Service (12b-1) Fees	1.00%
Other Expenses	2.96%
Total Annual Fund Operating Expenses	4.93%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$493	$1,481	$2,469	$4,947

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objective, the Fund may invest in any security type (i.e., common and preferred stocks, bonds, convertible securities, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size.  Generally, the investment manager seeks what it believes to be quality companies with unique combinations of strength in operations, products, and finances with either growth or value characteristics.  A security is typically sold when its potential to meet the Fund’s investment objective is limited or exceeded by another potential investment, when an investment in an issuer no longer appears to meet the Fund’s investment objective, or when the Fund must meet redemptions.  In seeking to enhance returns, the Fund may use futures, options, and short sales and may use leverage to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act").  To achieve the Fund’s objective, the investment manager may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, tax events, and other calendar related phenomena.  The investment manager’s analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets.  These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors.  The Fund may invest in fixed income securities of any issuer, including U.S. Government Securities, of any credit quality or maturity, although it has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade.  The Fund may trade securities actively in pursuit of its investment objective.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program and you could lose money by investing in the Fund.

Market.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund’s portfolio.  A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.  The Fund may invest in emerging companies, such as start ups and spin offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations.  These investments may involve above average market price volatility and greater risk of loss.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund’s total returns.  As of December 31, 2012, the Fund held approximately 22% and 19% of its net assets in Berkshire Hathaway, Inc. and Mastercard, Inc., respectively, primarily as a result of market appreciation since the time of purchase.  Thus, the volatility of the Fund’s net asset value, and its performance in general, depends disproportionately more on the performance of a single issuer than that of a more diversified fund.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund’s investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets.  These borrowings would be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.  There can be no assurance that the Fund’s use of leverage will be successful.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries that issue the securities or in which the issuers are located.  With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in those foreign countries.  If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the value of the Fund’s investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Short Selling, Options, and Futures Transactions.  The Fund may engage in short selling, options, and futures transactions to increase returns.  There is a risk that these transactions may reduce returns or increase volatility.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile.  A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

Small Capitalization.  The Funds may invest in companies that are small or thinly capitalized and may have a limited operating history.  Small capitalization stocks are more vulnerable than stocks of larger companies to adverse business or economic developments.  The securities of small companies generally are less liquid.  During broad market downturns, the Fund’s net asset value may fall further than those of funds investing in larger companies.  Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization.  Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities.  At times, the stocks of larger companies may lag other types of stocks in performance.  Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Fixed Income Securities.  The Fund may invest in fixed income securities that are affected by changes in interest rates.  When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities.  Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

Pricing.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Security Selection.  The securities in the Fund’s portfolio may decline in value.  Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Securities Lending.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance.  Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in taxable distributions, which could lower a Fund’s after tax performance.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The following table compares the Fund’s average annual returns for the 1, 5, and 10 year periods with an appropriate broad based securities market index.  Past performance (before and after taxes) is not predictive of future performance.

MIDAS MAGIC – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 7/1/09 - 9/30/09 23.28%
Worst Quarter: 10/1/08 - 12/31/08 (32.60)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Return Before Taxes	17.06%	(0.42)%	3.79%
Return After Taxes on Distributions	17.06%	(0.42)%	3.79%
Return After Taxes on Distributions and Sale of Fund Shares	11.09%	(0.36)%	3.30%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

The Fund’s returns shown above include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

The portfolio has been managed by the Investment Policy Committee ("IPC") of the investment manager since May 15, 2012.  The members of the IPC are:  Thomas B. Winmill, Chairman; John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and Mark C. Winmill, Chief Investment Strategist.

PURCHASE AND SALE OF FUND SHARES

Minimum Investments

Account Type	Initial	Subsequent	IRAs and HSAs	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SIMPLE IRA	$1,000	$100
Automatic Investment Program	$ 100	$100	Health Savings Account	$1,000	$100

Midas Automatic Investment Program.  With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below.  Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Redemptions

Generally, you may redeem shares of the Fund by any of the methods explained below on each day the New York Stock Exchange is open for trading (“Business Day”).

By Mail.  Write to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.

By Telephone or Internet.  To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or long term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor may pay the intermediary for services related to the sale of Fund shares.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment.  Your broker-dealer or financial intermediary may also charge you fees for purchasing or selling Fund shares.  Ask your broker-dealer or financial intermediary or visit their website for more information.